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                                                                  EXHIBIT 10.17

                       DEED OF TRUST, SECURITY AGREEMENT
               ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING


                THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES
              AND RENTS AND FIXTURE FILING (the "Deed of Trust"), made as of the 17th day of September 1996 by PSF FINANCE L.P., a Delaware limited partnership with a business address at Highway 65 North,
              Princeton, Missouri 64673 (the "Trustor"), to [               ],
              with a business address in care of Lawyers Title Insurance Corporation, 700 North Pearl, Suite 200, Lock Box 365, Dallas, Texas 75201 (together with her successors and substitutes, the "Trustee"), as trustee for the benefit of CHEMICAL BANK, a New York banking corporation with a business address at 270 Park Avenue, New York, New York 10017, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (defined below) (together with its successors and assigns, the "Beneficiary").


                             W I T N E S S E T H :

        A. Reference is made to that certain Credit Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Trustor, Premium Standard Farms, Inc., a Missouri corporation, as guarantor, the lenders from time to time party thereto (the "Lenders") and Chemical Bank, as administrative agent for the Lenders (in such capacity, the "Agent"), as Collateral Agent and as fronting bank (in such capacity, the "Fronting Bank"). Terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement. As used herein, the term "Secured Parties" shall mean (i) the Lenders, (ii) the Agent, (iii) the Collateral Agent, (iv) the Fronting Bank,
(v) each counterparty to a Rate Protection Agreement or a Hedging Contract entered into with Trustor if such counterparty was a Lender at the time such Rate Protection Agreement or Hedging Contract was entered into, (vi) the beneficiaries of each indemnification obligation undertaken by Trustor under any Loan Document and (vii) the successors and permitted assigns of each of the foregoing.
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                                                                              2

        B. Pursuant to the Credit Agreement, (i) the Lenders have loaned or agreed to make to Trustor on a revolving basis revolving loans at any time and from time to time in an aggregate principal amount at any time outstanding not to exceed (together with the LC Exposure at such time) [$99,600,000] and (ii) the Fronting Bank has issued and has agreed to issue Letters of Credit in an aggregate face amount at any time outstanding not to exceed [$5,000,000], in each case on the terms and subject to the conditions of the Credit Agreement.

        C. The obligations of the Lenders to make Loans and of the Fronting Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by Trustor of this Deed of Trust, in the form hereof, to secure (a) the due and punctual payment of (i) the principal of, premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by Trustor under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs expenses and indemnities whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of Trustor, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement, this Deed of Trust, the other Loan Documents and any Rate Protection Agreements or Hedging Contracts, (b) the due and punctual performance of all other covenants, agreements, obligations and liabilities of Trustor under or pursuant to the Credit Agreement, this Deed of Trust, the other Loan Documents and any Rate Protection Agreements or Hedging Contracts, and (c) any and all additional advances made by the Secured Parties to protect or preserve the Property (as hereinafter defined) or the security interest or lien created hereby on the Property, or for taxes, assessments or insurance premiums or for performance of any of Trustor's obligations hereunder or under any other Loan Document, or for any other purpose provided herein or in any





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of the other Loan Documents (whether or not the original Trustor remains the owner of the Property at the time of such advances) (all the monetary obligations referred to in clauses (a) and (c) of this paragraph, being referred to as the "Indebtedness"; the obligations referred to in clause (b) of the paragraph and the Indebtedness are collectively referred to as the "Secured Obligations").


        NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND IN ORDER TO SECURE to Beneficiary (for the ratable benefit of the Secured Parties) the due and punctual payment and performance of the Secured Obligations, with interest thereon at the rate of interest specified herein, Trustor is executing and delivering and taking the actions described in this Deed of Trust.


                               GRANTING CLAUSE A

                                   Fee Estate

        Trustor does, by these presents, GRANT, BARGAIN and SELL, CONVEY and CONFIRM, TRANSFER, PLEDGE, WARRANT and ASSIGN to Trustee, those certain parcels of real estate described in Exhibit A-1 (the "National Hog Farms Property"), Exhibit A-2 (the "High Plains Ranch Property"), Exhibit A- 3 (the "Chisum Property"), and Exhibit A-4 (the "Headquarters Property") attached hereto and made a part hereof (each hereinafter referred to as, a "Fee Parcel" and collectively referred to as, the "Land"), all buildings, structures and improvements now or hereafter erected on the Land (hereinafter collectively referred to as the "Improvements") and fixtures and goods which are, or are to become, fixtures ("Fixtures") on or in the Land and/or Improvements, including, without limitation, (i) houses, barns, sheds, warehouses, pumphouses, bunkhouses, hothouses and all other buildings, (ii) grain bins, storage bins, metal sheds and buildings, water towers, windmills, (iii) all towers, fences, gates, and posts, (iv) all electric, water and gas lines, wiring, pipe and equipment together with meters, transformers, switch boxes, fuse panels, circuit breakers, timing devices, thermostats, and control valves, (v) irrigation and drainage equipment of all types (other than portable irrigation motors customarily towed by a motor vehicle) including, without limitation, pipe, pumps, motors, gearheads, sprinkler systems, control valves, culverts, and well casings, (vi) air conditioning





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                                                                              4



and heating equipment including coils, compressors, ducts and heaters, (vii) all wall to wall carpet, built-in refrigerators, stoves and other built-in equipment and (viii) all additions, substitutions and replacements thereof.

        The Land, Improvements and Fixtures are hereinafter collectively referred to as the "Trust Premises". Each Fee Parcel and the Improvements and Fixtures located thereon are hereinafter referred to as a "Trust Property".


                               GRANTING CLAUSE B

                           Further Property Conveyed

        Trustor does by these presents further GRANT, BARGAIN and SELL, CONVEY and CONFIRM, TRANSFER, PLEDGE, WARRANT and ASSIGN to Trustee all right, title and interest of Trustor, whether now held or hereafter acquired, in and to:

                (a) All interests or estates in the Trust Premises, both in possession and expectancy, including, without limitation, any right of homestead and dower.

                (b) All property and rights, if any, which are by the express provisions of this Deed of Trust required to be subjected to the lien hereof and any additional property and rights that may from time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Trustor or by anyone in Trustor's behalf.

                (c) All rights in and to easements, common areas and access or use rights over roads or rights-of-way or utility easements on adjacent properties heretofore granted to Trustor and any after-acquired title or reversion in and to any ways, roads, streets, avenues, alleys or other property adjoining the Trust Premises.

                (d) All materials ("Materials") intended for the construction, reconstruction, alteration and repair of all buildings and improvements now or hereafter erected or constructed on the Trust Premises, all of which materials shall be deemed to be included as a part of said Trust Premises immediately upon delivery thereof to said Trust Premises.





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                (e)  All rents, profits, revenues, royalties, bonuses, rights and benefits under any and all oil, gas or mineral rights of the Trust Premises, or the property described in Granting Clause B, or any part thereof, now existing or hereafter made, with the right to receive and receipt therefor and apply the same to said Indebtedness after any Event of Default hereunder, and Trustee or Beneficiary may demand, sue for and recover any such payments but shall not be required so to do.

                (f) All judgments, awards of damages, settlements and other compensation hereafter made resulting from condemnation proceedings or the taking of the Trust Premises or the property described in Granting Clause B or any part thereof under power of eminent domain, whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or the improvements thereon or any part thereof, or to any rights appurtenant thereto including severance and consequential damage and any award for change of grade of streets. Beneficiary is hereby authorized, on behalf and in the name of Trustor, to execute and deliver valid acquittances for and to appeal from any such judgments or awards. Beneficiary may apply all such sums or any part thereof so received, after the payment of all its expenses (including costs and attorneys' fees) on the Indebtedness secured hereby in such manner as it elects, notwithstanding the fact that the amount owing thereon may not then be due and payable or that the said Indebtedness is otherwise adequately secured, or, at Beneficiary's sole option, the entire amount or any part thereof so received may be released to Trustor.

                (g) All rights of Trustor to water for irrigation or other purposes including but not limited to Trustor's riparian rights (if any), rights to subsurface water, rights now or in the future obtained in water available through irrigation projects whether public or private, together with all rights and ownership in any water stock owned in connection with a right to receive water for use upon or in connection with the Trust Premises.

                (h) All rights to receive, participate in, or otherwise secure the benefits of any and all government programs, including but not limited to the Conservation





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         Reserve Program, set aside programs, payment in kind programs, and government loans which are available for use in connection with the Trust Premises.

                (i) All rights to drain the Trust Premises including rights in drainage districts (and the right to vote for and elect representatives in such drainage districts) together with all rights of Trustor in agricultural cooperatives for milling, ginning, grinding, storage and marketing of crops harvested from the Trust Premises.

        All of the property, rights and interest described in the foregoing Granting Clauses A and B being collectively hereinafter referred to as the "Property" or the "Collateral".

        TO HAVE AND TO HOLD the Property unto Trustee, her successors or substitutes in this trust and to her or their successors and assigns, IN TRUST, however, upon the terms, provisions and conditions herein set forth.

   Trustor covenants and agrees with Trustee and Beneficiary as follows:

        1. Title to the Property. (a) Trustor represents and covenants that Trustor has good and indefeasible title in fee simple in the case of real estate, and has the right to encumber the Property in the manner set forth herein; that as of the date hereof the Property is free from liens and encumbrances except for those liens and encumbrances which are expressly permitted by Section 7.02 of the Credit Agreement (the "Permitted Encumbrances") and will continue to be free from all liens and encumbrances except for Permitted Encumbrances; and that Trustor does forever warrant and will defend (subject to Permitted Encumbrances)its title to the Property, the rights of Beneficiary under this Deed of Trust and the validity and priority of the lien of this Deed of Trust against all claims of all persons and parties whomsoever.

        (b) Trustor represents and covenants that (i) the National Hog Farms Property is approximately fourteen thousand (14,000) acres and is the same land that is described on Exhibit A-1 hereto, (ii) the High Plains Ranch Property is approximately thirty-one thousand (31,000) acres and is the same land that is described on Exhibit A-2 hereto, (iii) the Chisum Property is approximately seven





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thousand and ninety (7,090) acres and is the same land that is described on
Exhibit A-3 hereto, (iv) the Headquarters Property is approximately thirty one
(31) acres and is the same land that is described on Exhibit A-4 hereto and (v) all the Improvements now or hereafter located on the Trust Premises are or will be located entirely within the boundaries of the Land and do not or will not encroach on any easements. The representations, covenants and warranties of this Section 1 shall survive foreclosure of this Deed of Trust and shall run with the land.

        2. Payment of Indebtedness and Performance of Obligations. Trustor shall promptly pay when due all amounts which shall become due on the Indebtedness and shall keep and observe all covenants and agreements under the Loan Documents and shall perform all obligations under the Loan Documents when due thereunder, in all events, subject to applicable cure periods, if any.


        3. Taxes and Assessments. (a) Except as otherwise provided in the Credit Agreement, Trustor shall pay, before penalty might attach for non-payment thereof, all taxes and assessments and all other charges whatsoever levied upon or assessed or placed against the Property or arising in respect of the operation, occupancy, use or possession thereof.

        (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof
(i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereof or in any manner changing or modifying the laws now in force governing the taxation of this Deed of Trust or debts secured by mortgages (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by any of the Secured Parties, either directly or indirectly, on this Deed of Trust or any of the Loan Documents or to require any amount of taxes to be withheld or deducted therefrom, Trustor will promptly notify Beneficiary of such event. In such event Trustor shall (i) agree to enter into such further instruments as may be reasonably necessary or desirable to obligate Trustor to make any applicable additional payments, and (ii) Trustor shall make such additional payments under such instruments. If Trustor is not permitted by law to do that which is required by the preceding sentence, the Agent shall be entitled to exercise any or all of its rights and





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remedies under the Loan Documents, including the right to accelerate the
Indebtedness.

        (c) At any time that an Event of Default shall occur and be continuing hereunder, or if required by any law applicable to Trustor or to any Secured Party, Beneficiary shall have the right to direct Trustor to make an initial deposit on account of real estate taxes and assessments and insurance premiums, levied against or payable in respect of the Property in advance and thereafter semi-annually, each such deposit (including the initial deposit) to be equal to one-half of any such annual charges reasonably estimated by Beneficiary in order to accumulate with Beneficiary sufficient funds to pay such taxes, assessments and insurance premiums. Such amounts shall be held by Beneficiary with interest and applied to the payment of the obligations in respect of which such amounts were deposited. Nothing herein contained shall be deemed to affect any right or remedy of Beneficiary under this Deed of Trust, including, without limitation, its rights under Section 5 hereof.


        4.  Remedies Upon Sale or Encumbrance.   Without limiting the
generality of the provisions of Section 13, if an Event of Default under the Credit Agreement shall occur as a result of Trustor's failure to keep, observe or perform any covenant, agreement or undertaking set forth in the Credit Agreement relating to the sale, conveyance, alienation, encumbrance or leasing of the Property or any interest therein or relating to the sale, alienation or encumbrance of any interest in Trustor or any general partner of Trustor or relating to the merger, consolidation or dissolution of Trustor or any general partner of Trustor, then, such Event of Default shall also be an Event of Default under this Deed of Trust.

        5. Failure to Make Payments. In the event Trustor fails to pay any taxes, assessments or other charges or liens or judgments as herein provided or fails to maintain insurance as herein provided, Beneficiary, at its sole option, may make such payment(s) or procure such insurance, and the amount paid therefor shall be payable on demand, shall be secured by this Deed of Trust and shall bear interest at the rate set forth in Section 2.07 of the Credit Agreement (the "Default Interest Rate") until paid. Such payment by Beneficiary shall not in any way restrict Beneficiary's other rights afforded hereunder or by operation of law. Nothing contained herein shall be





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construed as requiring Beneficiary to make any payment or maintain any insurance whatsoever pertaining to the subject Property.

        6. Insurance. For so long as this Deed of Trust shall be in effect, Trustor shall keep the Trust Premises insured against such risks, and in the manner, required by Section 6.02 of the Credit Agreement.

        7. Casualty and Condemnation. (a) Notwithstanding any other provision of this Deed of Trust or the Credit Agreement, Beneficiary is authorized, at its option (for the benefit of the Secured Parties), to collect and receive, to the extent payable to any Loan Party, all insurance proceeds, damages, claims and rights of action under any insurance policies with respect to any casualty or other insured damage ("Casualty") to any portion of any Trust Property (collectively, the "Insurance Proceeds"), unless the amount of the related Insurance Proceeds is less than $250,000 and an Event of Default shall not have occurred and be continuing. Trustor shall notify Beneficiary, in writing, promptly after Trustor obtains notice or knowledge of any Casualty, which notice shall set forth a description of such Casualty and Trustor's good faith estimate of the amount of related damages. Subject to the foregoing limitations, Trustor shall endorse and transfer or cause to be endorsed or transferred any Insurance Proceeds received by it or any other Loan Party to Beneficiary.

        (b) Trustor will notify Beneficiary immediately upon obtaining knowledge of the institution of any action or proceeding for the taking of any Trust Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (a "Condemnation"). No settlement or compromise of any claim in connection with any such action or proceeding shall be made without the consent of Beneficiary, which consent shall not be unreasonably withheld. Beneficiary is authorized, at its option (for the benefit of the Secured Parties), to collect and receive all proceeds of any such Condemnation (in each case, the "Condemnation Proceeds"). Trustor shall execute or cause to be executed such further assignments of any Condemnation Proceeds as Beneficiary may reasonably require.





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        (c)  In the event of a Condemnation of all or substantially all of any
Trust Property (a "substantially all" Condemnation) (which determination shall be made by Beneficiary in its reasonable discretion), unless Trustor shall have notified Beneficiary in writing promptly after such Condemnation that it intends to replace the Trust Property (and no Default or Event of Default shall have occurred and be continuing at the time of such election), Beneficiary shall apply the Condemnation Proceeds received as a result of such Condemnation (less the reasonable costs, if any, incurred by Beneficiary in the recovery of such Condemnation Proceeds, including reasonable attorneys' fees, other charges and disbursements) to prepay the obligations under the Credit Agreement, with any remaining Condemnation Proceeds being returned to Trustor. If Trustor shall elect to replace the Trust Property as contemplated above, (i) the replacement property shall be of utility or value comparable to that of the replaced Trust Property and (ii) the insufficiency of any Condemnation Proceeds to defray the entire expense of the related location, acquisition and replacement of such replacement property shall in no way relieve Trustor of its obligation to complete the construction of any replacement property if Trustor shall have made such election and shall have acquired the related real property.

        (d) In the event of any Condemnation of any Trust Property, or any part thereof (other than a Condemnation described in paragraph (c) above (unless Trustor shall be permitted and shall have elected to replace the Trust Property, as provided in paragraph (c) above) and subject to the provisions of paragraph (f) below), Beneficiary shall apply the Condemnation Proceeds first, in the case of a partial Condemnation, to the repair or restoration of any integrated structure subject to such Condemnation or, in the case of a "substantially all" condemnation, to the location of a replacement property, acquisition of such replacement property and construction of the replacement structures, and second, shall apply the remainder of such Condemnation Proceeds (less the reasonable costs, if any, incurred by Beneficiary in the recovery of such Condemnation Proceeds) to the obligations under the Credit Agreement, with any remaining Condemnation Proceeds being returned to Trustor.

        (e) In the event of any Casualty of less than 50% of the useable square footage of the Improvements of any Trust Property, Trustor shall, subject to the conditions contained in paragraph (f), restore the Trust Property to





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substantially its same condition immediately prior to such Casualty.  In the event of any Casualty of greater than 50% of the useable square footage of the Improvements of any Trust Property and so long as no Default or Event of Default has occurred and is continuing, Trustor shall have the option to either:

                (i) restore the Trust Property to a condition substantially similar to its condition immediately prior to such Casualty and to invest the balance, if any, of any Insurance Proceeds in equipment or other assets used in Trustor's principal lines of business within 180 days after the receipt thereof, provided that Trustor, pending such reinvestment, promptly deposits such excess Insurance Proceeds in a cash collateral account established with Beneficiary for the benefit of the Secured Parties, or

                (ii) direct Beneficiary to apply the related Insurance Proceeds to prepay obligations outstanding under the Credit Agreement, with any remaining Insurance Proceeds being returned to Trustor.

Trustor agrees that any excess Insurance Proceeds that are not reinvested in Trustor's principal lines of business as contemplated above will be applied to prepay the obligations under the Credit Agreement.

        If required to do so, Trustor shall make the election contemplated by the immediately preceding paragraph by notifying Beneficiary promptly after the earlier to occur of (A) five days after Trustor and its insurance carrier reach a final determination of the amount of any Insurance Proceeds and (B) 30 days after the occurrence of the Casualty. If Trustor shall be required or shall elect to restore the Trust Property, the insufficiency of any Insurance Proceeds to defray the entire expense of such restoration shall in no way relieve Trustor of such obligation so to restore. In the event Trustor shall be required to restore or shall notify Beneficiary of its election to restore, Trustor shall diligently and continuously prosecute the restoration of the Trust Property to completion. In the event of a Casualty where Trustor is required to make the election set forth above and Trustor shall fail to notify Beneficiary of its election within the period set forth above or shall elect not to restore the Trust Property, Beneficiary shall (after being reimbursed for all reasonable costs of recovery of such Insurance

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Proceeds) apply such Insurance Proceeds to prepay obligations outstanding under the Credit Agreement. In addition, upon such prepayment, Trustor shall be obligated to place the remaining portion, if any, of the Trust Property in a safe condition that is otherwise in compliance with the requirements of applicable Governmental Authorities and the provisions of this Deed of Trust and the Credit Agreement.

        (f) Except as otherwise specifically provided in this Section 7, all Insurance Proceeds and all Condemnation Proceeds recovered by Beneficiary (A) are to be applied to the restoration or replacement of any applicable Trust Property (less the reasonable cost, if any, to Beneficiary of such recovery and of paying out such proceeds, including reasonable attorneys' fees, other charges and disbursements and costs allocable to inspecting the Work (as defined below)) and (B) shall be applied by Beneficiary to the payment of the cost of restoring or replacing the Trust Property so damaged, destroyed or taken or of the portion or portions of the Trust Property not so taken (the "Work") and (C) shall be paid out from time to time to Trustor as and to the extent the Work (or the location and acquisition of any replacement of any Trust Property) progresses for the payment thereof, but subject to each of the following conditions:

                (i) Trustor must promptly commence the restoration process or the location, acquisition and replacement process (in the case of a "substantially all" Condemnation) in connection with the Trust Property;

                (ii) the Work shall be in the charge of an architect or engineer and before Trustor commences any Work, other than temporary work to protect property or prevent interference with business, Beneficiary shall have received the plans and specifications and the general contract for the Work from Trustor. The plans and specifications shall provide for such Work that, upon completion thereof, the improvements shall (A) be in compliance with all requirements of applicable Governmental Authorities such that all representations and warranties of Trustor relating to the compliance of the Trust Property with applicable laws, rules or regulations in this Deed of Trust and the Credit Agreement will be correct in all respects and (B) be at least equal in value and general utility to the improvements that were on the Trust Property (or that were on the Trust Property that has been replaced, if applicable) prior to the Casualty or Condemnation, and in the case of a Condemnation, subject to the effect of such Condemnation;

                (iii) except as provided in (iv) below, each request for payment shall be made on seven Business Days' prior notice to Beneficiary and shall be accompanied by a certificate to be made by such architect or engineer, stating (A) that all the Work completed has been done in substantial compliance with the plans and specifications, (B) that the sum requested is justly required to reimburse Trustor for payments by Trustor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials) and that, when added to all sums previously paid out by Beneficiary, does not exceed the value of the Work done to the date of such certificate;

                (iv) each request for payment in connection with the
              acquisition of replacement Trust Property (in the case of a "substantially all" Condemnation) shall be made on 30 days' prior notice to Beneficiary and, in connection therewith, (A) each such request shall be accompanied by a copy of the sales contract or other document governing the acquisition of the replacement property by Trustor and a certificate of Trustor stating that the sum requested represents the sales price under such contract or document and the related reasonable transaction fees and expenses (including brokerage fees) and setting forth in sufficient detail the various components of such requested sum and (B) Trustor shall (I) in addition to any other items required to be delivered under this Section 7, provide Beneficiary with such opinions, documents, certificates, title insurance policies, surveys and other insurance policies as it may reasonably request and (II) take such other actions as Beneficiary may reasonably deem necessary or appropriate (including actions with respect to the delivery to Beneficiary of a first priority Mortgage with respect to such real property for the ratable benefit of the Secured Parties);

                (v) each request shall be accompanied by waivers of lien satisfactory to Beneficiary covering that part of the Work for which payment or reimbursement is being requested and, if required by Beneficiary, by a search prepared by a title company or licensed abstractor or by other evidence satisfactory to Beneficiary, that there has not been filed with respect to the Trust Property any mechanics' or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record or bonded to the reasonable satisfaction of Beneficiary;

                (vi) there shall be no Default or Event of Default that has occurred and is continuing;

                (vii) the request for any payment after the Work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the improvements being rebuilt, repaired or restored legal; and

                (viii) after commencing the Work, Trustor shall continue to perform the Work diligently and in good faith to completion in accordance with the approved plans and specifications.

Upon completion of the Work and payment in full therefor, Beneficiary will disburse to Trustor the amount of any Insurance Proceeds or Condemnation Proceeds then or thereafter in the hands of Beneficiary on account of the Casualty or Condemnation that necessitated such Work to be applied (x) to prepay obligations outstanding under the Credit Agreement, with any excess being returned to Trustor or (y) to be reinvested in equipment or other assets used in Trustor's principal lines of business within 180 days after the receipt thereof, provided that Trustor, pending such reinvestment, promptly deposits such amounts in a cash collateral account established with Beneficiary for the benefit of the Secured Parties.

        (g) Notwithstanding any other provisions of this Section 7, if Trustor shall have elected to replace a Trust Property in connection with a "substantially all" Condemnation as contemplated in paragraph (c) above, all Condemnation Proceeds held by Beneficiary in connection therewith shall be applied to prepay obligations outstanding under this Agreement if (i) Trustor notifies Beneficiary that it does not intend to replace the Trust Property,

             (ii) a Responsible Officer of Trustor shall not have notified Trustor in writing that Trustor has acquired or has entered into a binding contract to acquire land upon which it will construct the replacement property within six months after the related Condemnation or (iii) Trustor shall have not notified Beneficiary in writing that it has begun construction of the replacement structures within one year after the related Condemnation.

        (h) Nothing in this Section 7 shall prevent Beneficiary from applying at any time all or any part of the Insurance Proceeds or Condemnation Proceeds to (i) the curing of any Default under the Credit Agreement or (ii) the payment of any of the obligations under the Credit Agreement after the occurrence and during the continuance of an Event of Default.

        8. Preservation of Property. (a) Trustor shall keep the Improvements now or hereafter erected on the Land in good repair and condition and shall provide all utility services necessary for the operation and preservation of the Property. Trustor shall commit or permit no waste and in no event shall Trustor do any act or thing which would unduly impair or depreciate the value of the Property. Trustor shall not abandon the Property. Trustor shall comply with all present and future laws, all ordinances and regulations and requirements of any governmental body applicable to the Property and to the occupation and operation thereof and all recorded and unrecorded agreements affecting the Property. Trustor shall obtain and maintain all licenses authorizations, permits and/or approvals necessary for the ownership, and operation of the property and the construction of improvements on the Land. Trustor shall conform to the standards of good husbandry and shall, at all times, act so as to minimize erosion and depletion of the soil. Trustor shall utilize available water in conformance with current agricultural practices so as to avoid excessive depletion of available water supplies.

        (b) Without otherwise limiting Trustor's covenant not to commit or permit waste, Trustor shall not (a) remove or permit the removal of sand, gravel, topsoil or timber (other than caliche), (b) engage in borrow pit operations, (c) use or permit the use of the Trust Premises as a land fill or dump, (d) request or permit a change in zoning or land use classification or
(e) transfer or permit the transfer of any crop allotment or crop basis as the same relates to the Trust Premises.

        9. Right to Inspect. Beneficiary, or its agents, shall have the right, at all reasonable times, to enter upon the Trust Premises for the purposes of inspection thereof and of the other Property without thereby becoming liable to Trustor or any person in possession holding under Trustor; provided, however, Beneficiary shall give Trustor notice prior to any such inspection.

        10. Protection of Beneficiary's Security. If Trustor fails to perform any of the covenants and agreements contained in this Deed of Trust or if any action or proceeding is commenced which does or may adversely affect the Property or any portion thereof or the interest of Trustor, Trustee or Beneficiary therein, or the title of Trustor thereto, or if Beneficiary shall be made a party to any such action or proceeding, including a bankruptcy proceeding in which Trustor or the then owner of the Property is a debtor, then the Beneficiary, at its sole option, may perform such covenants and agreements, defend against and/or investigate such action or proceeding, obtain appraisals and take such other action as Beneficiary deems necessary to protect Beneficiary's interest. Beneficiary shall be the sole judge of the legality, validity and priority of claims, liens, encumbrances, taxes, assessments, charges and premiums paid by it and of the amount necessary to be paid in satisfaction thereof. All amounts disbursed or incurred by Beneficiary pursuant to this Section, including but not limited to reasonable attorney's fees, disbursements and other charges shall be payable upon demand, shall bear interest from the date of disbursement or the date incurred at the Default Interest Rate and shall become an additional amount secured hereunder. Beneficiary shall, at its option, be subrogated to any encumbrance, lien, claim or demand, paid or discharged by Beneficiary, and to all the rights and securities for the payment thereof and any such subrogation rights shall be additional and cumulative security for this Deed of Trust. Nothing contained in this Section shall require Beneficiary to incur any expense or do any act hereunder and Beneficiary shall not be liable to Trustor for any damages or claims arising out of action taken or not taken by Beneficiary pursuant to this Section.

        11. Forbearance Not a Waiver. Any delay or forbearance by any Secured Party in exercising any right or remedy hereunder or otherwise afforded by law or equity shall not be a waiver of or preclude the exercise of any such right or remedy or any other right or remedy hereunder or at law or equity. The procurement of insurance or the payment of taxes or other liens or charges by Beneficiary shall not be a waiver of Beneficiary's rights hereunder. Beneficiary's receipt of any awards, proceeds or damages under Section 7 hereof shall not operate to cure or waive default by Trustor.

        12. Trustor Not Released; Priority Subsequent to Modification. Extension of time for payment or modification of amortization of sums secured by this Deed of Trust granted by any Secured Party to any successor in interest of Trustor shall not operate to release, in any manner, the liability of the original Trustor and Trustor's successors in interest. Beneficiary shall not be required to commence proceedings against any such successor and the Agent and the Lenders may or may not refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Trustor and Trustor's successors in interest. Any agreement hereafter made by Trustor and any Secured Party relative and pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

        13. Default. (a) It shall be an Event of Default under this Deed of Trust if any Event of Default (as therein defined) shall exist pursuant to the Credit Agreement.

        (b) Upon the occurrence and during the continuance of any Event of Default, the Agent may declare immediately due and payable all Indebtedness and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Beneficiary may elect.

        14.  Waiver; Homestead and Separate Tracts.   Trustor acknowledges that
the Property has been offered to Trustee as a single economic unit, and has been valued as such by the Collateral Agent and the Lenders for the purpose of appraising the security furnished thereby. Trustor, for itself and for all others claiming through or under it, hereby irrevocably waives and relinquishes (to the extent permitted by applicable law) all benefit from, and agrees to never plead or take advantage of, any and all present and future laws, regulations or decisions, in every jurisdiction, state or federal, relating to:

                (a) homestead, dower, curtesy or other similar exemptions;

                (b) any requirement that the real estate mortgaged and
              encumbered hereby be sold as separate tracts or units in event of foreclosure hereof and Trustor hereby authorizes and empowers Trustee, in such event, to sell the Trust Premises in one tract or otherwise, at its sole option, anything in this Deed or Trust to the contrary notwithstanding;

                (c) the valuation or appraisement of the Property prior to any sale thereof;

                (d) any stay, moratorium or extension of the time of any sale of the Property;

                (e)  marshalling of assets;

                (f) any right or remedy which Trustor may have or be able to assert by reason of the provisions of Chapter 34 of the Business and Commerce Code of the State of Texas, as now or hereafter in effect, and any other laws with respect to the rights and remedies of sureties; and

                (g) redemption of the Property, or any part thereof, after any sale.

        To the extent not prohibited by law, the right of Beneficiary to foreclose on and sell all or any part of the Property shall not be affected or impaired by the purported "cure" of any Event of Default.

        15. Separate Estates. As an inducement to the Collateral Agent, the Agent and the Lenders to enter into the Credit Agreement and for other good and valuable consideration to Trustor, in hand paid, receipt whereof is hereby acknowledged, Trustor does hereby waive for itself, its heirs, executors, successors and assigns, in the event of foreclosure of this Deed of Trust or any other Security Document, any equitable right, otherwise available to either, in respect to marshalling of assets hereunder or under any other Security Document so as to require the separate sales of the fee estate and any leasehold estate encumbered hereby or by any other Security Document or to require Beneficiary to exhaust its remedies as against either the fee estate or any such leasehold estate, encumbered hereby or by any other Security Document, before proceeding against the other and further, in the event of such foreclosure, Trustor does hereby expressly consent to and authorize, at the option of the Beneficiary, the sale, either separately or together, of the fee estate and any such leasehold estate, encumbered hereby or by any other Security Document, or the merger, prior to sale, of any such leasehold estate into the fee estate in order that the fee estate may be sold free and clear of any such leasehold estate.

        16. Additional Security Documents. This Deed of Trust shall constitute a security agreement with respect to and Trustor hereby grants the Beneficiary a security interest in all Fixtures, Materials and other personal property included in the Property. For this purpose, Trustor is the debtor and Beneficiary is the secured party. The address of Beneficiary from which information concerning the security interest granted hereby may be obtained is the address for Beneficiary set forth on the first page of this Deed of Trust. The recording of this Deed of Trust shall constitute a "fixture filing" within the meaning of Sections 9.313 and 9.402 of the Texas Business and Commerce Code. Trustor, upon request by Beneficiary, will execute, acknowledge and deliver to Beneficiary a security agreement, financing statement or other similar security instruments, in form satisfactory to Beneficiary, covering all Fixtures, Materials and other personal property of any kind whatsoever owned by Trustor which is necessary or useful to the operation of the Trust Premises and concerning which there may be any doubt whether the title to same has been conveyed by or a security interest perfected by this Deed of Trust under the laws of the State of Texas and Trustor will further execute, acknowledge and deliver any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may request in order to correct or perfect, preserve, maintain, continue and extend the security interest under and the priority of such security instrument and/or the encumbrance granted by this Deed of Trust. Trustor further agrees to pay to Beneficiary, on demand, all costs and expenses incurred by Beneficiary (including reasonable attorneys' fees) in connection with the preparation, execution, recording, filing and refiling of any such document and in connection with the exercise of any right or remedy hereunder. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may exercise its rights of enforcement with respect to the Fixtures, Materials and other personal property included in Property under the Texas Business and Commerce Code.

        17. No Water Sales. Trustor shall not enter into contracts to supply water to third persons or other properties without the prior written consent of Beneficiary. No such contract shall subject Trustor or any successor in interest to regulation and governance by a public body or as a public utility or water company.

        18. Additional Filings. Trustor shall, as may be requested by Beneficiary from time to time, execute such documents and assist in filing or recording thereof as may be necessary in the sole judgment of Beneficiary to perfect the lien granted hereunder upon water rights, water and/or subsidy or other governmental programs offered in connection with the Trust Premises and/or Property.

        19. Further Assurances. Upon demand by Beneficiary, Trustor will, at the cost of Trustor and without expense to Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall from time to time reasonably require for the better assurance, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, Trustor will also execute and deliver and hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Trustor and in its name, place and stead, in any and all capacities, to execute and file, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the personal property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

        20. Additions to Property. All right, title and interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Property hereafter acquired by or released to Trustor or constructed, assembled or placed by Trustor upon the Trust Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further deed, mortgage, conveyance, assignment or other act by Trustor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely and with the same effect as though now owned by Trustor and specifically described in the grant of the Property above, but at any and all times Trustor will execute and deliver to Beneficiary any and all such further assurances, deeds, mortgages, conveyances or assignments thereof as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

        21. Assignment of Leases and Rents. In order to provide a source of future payment of the Indebtedness, Trustor does hereby absolutely and unconditionally assign, transfer and set over to the Beneficiary all right, title and interest of Trustor in, to and under the lease agreements which now or hereafter cover or affect all or any portion of the Trust Premises, together with all renewals, extensions, modifications, amendments, subleases and assignments of such lease agreements (such lease agreements, renewals, extensions, modifications, amendment, subleases and assignments herein called the "Leases") (provided that the foregoing assignment shall not impair or diminish the obligation of Trustor under the provisions of the Leases nor shall the obligation be imposed upon Trustee or Beneficiary) and all of the rents, income, receipts, revenues, issues, profits and other sums of money (hereinafter collectively called the "Rent") that are now or at any time hereafter become due and payable to Trustor under the terms of any Leases, or any part thereof, or arising or issuing from or out of the Leases or from or out of the Trust Premises or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, security deposits, advance rents, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Trust Premises, and all of Trustor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under any applicable bankruptcy law, including specifically the immediate and continuing right to collect and receive each and all of the foregoing. Until receipt from the Beneficiary of notice of the occurrence of an Event of Default (hereinafter called a "Notice of Default"), each lessee under the Leases may pay Rent directly to Trustor and Trustor shall have the right to receive such Rent provided that Trustor shall hold such Rent as a trust fund to be applied as required by the Beneficiary and Trustor hereby covenants so to apply the Rent, before using any part of the same for any other purposes. Upon receipt from the Beneficiary of a Notice of Default, each lessee under the Leases is hereby authorized and directed to pay directly to the Beneficiary all Rent thereafter accruing and the receipt of Rent by the Beneficiary shall be a release of such lessee to the extent of all amounts so paid. The receipt by a lessee under the Leases of a Notice of Default shall be sufficient authorization for such lessee to make all future payments of Rent directly to the Beneficiary and each such lessee shall be entitled to rely on such Notice of Default and shall have no liability to Trustor for any Rent paid to the Beneficiary after receipt of such Notice of Default. Rent so received by the Beneficiary for any period prior to foreclosure under this Deed of Trust or acceptance of a deed in lieu of such foreclosure shall be applied by the Beneficiary to the payment (in such order as the Beneficiary shall determine) of: (a) all expenses of managing the Trust Premises, including but not limited to the salaries, fees and wages of a managing agent and such other employees as the Beneficiary may deem necessary or desirable; all expenses of operating and maintaining the Trust Premises, including but not limited to all taxes, assessments, charges, claims, utility costs and premiums for insurance, and the cost of all alterations, renovations, repairs or replacements; and all expenses incident to taking and retaining possession of the Trust Premises and/or collecting the Rent due and payable under the Leases; and (b) the Indebtedness secured by this Deed of Trust, principal, interest, attorneys' and collection fees and other amounts, in such order as Beneficiary in its sole discretion may determine. In no event will the assignment pursuant to this Section reduce the Indebtedness evidenced by the Loan Documents or otherwise secured by this Deed of Trust, except to the extent, if any, that Rent is actually received by the Beneficiary and applied upon or after said receipt to such indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, the Beneficiary may, at its option, at any time and from time to time, release to Trustor Rent so received by the Beneficiary or any part thereof. As between Trustor and the Beneficiary, and any person claiming through or under Trustor, other than any lessee under the Leases who has not received a Notice of Default pursuant to this Section, the assignment contained in this Section is intended to be absolute, unconditional and presently effective and the provisions of this Section for notification of lessees under the Leases upon the occurrence of an Event of Default are intended solely for the benefit of each such lessee and shall never inure to the benefit of Trustor or any person claiming through or under Trustor, other than a lessee who has not received such notice. It shall never be necessary for the Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of this Section. The Beneficiary shall not be deemed to have taken possession of the Trust Premises except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose.

        22. Miscellaneous Rights of Beneficiary. Any personal property of Trustor remaining upon the Trust Premises after the Trust Premises have been possessed or occupied by Beneficiary following foreclosure of this Deed of Trust or any deed in lieu of foreclosure (whether or not included in the Property) shall be conclusively presumed to have been abandoned by Trustor. Beneficiary shall in no way incur any liability or obligation to Trustor by reason of any action which Beneficiary in its sole discretion chooses to take with respect to said personal property. In no event shall Beneficiary be required to take any affirmative action in preserving, protecting or otherwise overseeing the deployment or storage of said personal property, nor shall Beneficiary incur any liability to Trustor of said personal property because of failure to take such affirmative action with respect thereto.

        23. Beneficiary's Remedies Cumulative. All remedies of Beneficiary and the other Secured Parties are distinct and cumulative to any other remedy and right under this Deed of Trust, any other Loan Document or afforded by law or equity and may be exercised concurrently or independently and as often as the occasion therefor arises. If the Secured Obligations are now or hereafter, in whole or in part, further secured by other deeds of trust, chattel deeds of trust, pledges, contracts of guaranty, security agreements or otherwise, Beneficiary may, at its sole option, exhaust any one or more of said securities and the security hereunder, either concurrently or independently, and in such order as it may determine.

        24.  Successors and Assigns; Joint and Several Liability; Captions.
The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the successors and assigns of the Secured Parties and Trustee and the permitted successors and assigns of Trustor. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. If Trustor is comprised of more than one person and/or entity, all covenants and agreements of Trustor shall be joint and several. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

        25. Appointment of Receiver. Trustor hereby grants to Beneficiary the right, upon the occurrence and during the continuance of an Event of Default, to secure and receive a court appointed Receiver (the "Receiver") for the Property or any part thereof. THE APPOINTMENT OF THE RECEIVER MAY BE UPON EX PARTE MOTION BY BENEFICIARY WITHOUT NOTICE TO TRUSTOR. Trustor hereby waives any right to notice for the appointment of a Receiver, but Trustor reserves the right to contest, at a later date, the existence of Trustor's default. The Receiver shall have the right to immediately take possession of the Property or any part thereof, collect rents, engage a farm, ranch or livestock management company to oversee daily activities, hire attorneys and accountants, expend funds for the preservation of the Property, sell livestock, crops or other products produced on the Trust Premises and otherwise control the Property under direction of the court. All costs and expenses of the Receiver, including fees and commissions payable to the Receiver and the Receiver's attorney's and accountant's fees, shall be paid by Trustor, and such repayment is secured by this Deed of Trust.

   26. Litigation, Collection and Bankruptcy Fees and Expenses. (a) Beneficiary may appear in or defend any action or proceeding at law or in equity purporting to affect the security hereof, and in such event Beneficiary shall be allowed and paid and Trustor hereby agrees to pay (to the full extent permitted by law) all costs, charges and expenses, including costs of evidence of title and attorney's fees, in a reasonable sum, incurred in any such action or proceeding in which Beneficiary may appear or defend.

        (b) Upon the commencement of any proceedings to collect the Indebtedness or disbursements secured hereby, or any part thereof, by foreclosure of this Deed of Trust or otherwise, there shall become due and Trustor agrees to pay (to the full extent permitted by law) all costs, fees and expenses of such proceeding, including a reasonable sum as and for attorneys' fees, as an additional Indebtedness hereunder and it is agreed that this Deed of Trust shall stand as security therefor. It is also agreed that Trustor will pay any amount Beneficiary may incur or pay for any abstract or continuation of abstract of title, certificate of insurance or title or other evidence of title, subsequent to this date, on any of the Trust Premises and this Deed of Trust shall secure payment thereof.

        27. Continuing Liability of Trustor. Without affecting the liability of Trustor or any other person for payment of any Indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of the Secured Parties with respect to any security not expressly released in writing, the Secured Parties, as applicable, may at any time and from time to time, and without notice or consent:

                (a) release any person liable for payment of all or any part of the Indebtedness or for performance of any Secured Obligation;

                (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness, or any other terms of the Loan Documents, or modifying or waiving any Secured Obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

                (c) exercise or refrain from exercising or waive any right any Secured Party may have;

                (d)  accept additional security of any kind;

                (e) release or otherwise deal with any property, real or personal, securing the Secured Obligations, including all or any part of the Property herein described; and

                (f) consent to the creation of any easement affecting the Trust Premises or any covenants restricting the use or occupancy of the Trust Premises.

        28. Inspection of ASCS Records. Trustor hereby grants to Beneficiary, its officers and employees and Beneficiary's successors and assigns, the right to inspect and copy any and all records, reports, applications, forms and correspondence in the office of the United States of America, Department of Agriculture, Agricultural Stabilization & Conservation Service ("ASCS") which relate to Trustor or the Trust Premises.

        29. Trustee's Sale on Default. (a) Upon the occurrence and during the continuance of an Event of Default hereunder, Trustee, her successor or substitute, is authorized and empowered and it shall be her special duty at the request of the Beneficiary to sell the Trust Premises or any part thereof situated in the State of Texas at the courthouse of any county in the State of Texas in which any part of the Trust Premises is situated, at public vendue to the highest bidder for cash between the hours of 10 o'clock a.m. and 4 o'clock p.m. on the first Tuesday in any month after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by Trustee hereunder may be as an entirety or in such parcels as the Beneficiary may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Trust Premises shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Trust Premises shall be sold; and, if the proceeds of such sale of less than the whole of the Trust Premises shall be less than the aggregate of the Indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Trust Premises just as though no sale had been made; provided, however, that Trustor shall never have any right to require the sale of less than the whole of the Trust Premises but the Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Trust Premises. As among the various counties in which items of the Trust Premises may be situated, sales in such counties may be conducted in any order that the Trustee may deem expedient; and any one or more of such sales may be conducted in the same month, or in successive or different months, as the Trustee may deem expedient. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Trustor, conveying the property so sold to the purchaser or purchasers in fee simple with special warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or her substitute or successor, and such power of sale may be exercised from time to time and as many times as the Beneficiary may deem necessary until all of the Trust Premises has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Beneficiary, such sale shall not exhaust the power of sale hereunder and the Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the indebtedness secured hereby, or as to the occurrence of any Event of Default, or as to the Beneficiary having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee, her successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, her successor or substitute. Any persons, including any Secured Party, may purchase at the sale.

        (b) Upon the occurrence and during the continuance of an Event of Default hereunder, Beneficiary shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in paragraph
(b) of Section 31 except that the amount paid under subparagraph "SECOND" thereof shall be applied only to the matured portion of the Indebtedness and any proceeds of such sale in excess of such matured portion shall be applied to installments of principal of and interest on the Loans in the inverse order of maturity. Any number of sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

        (c) In the event there is a foreclosure sale hereunder and at the time of such sale Trustor or Trustor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Trust Premises by, through or under Trustor are occupying or using the Trust Premises, or any part thereof, each and all shall immediately become tenant from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

        30. Appointment of Substitute Trustee. Without consent of or notice to Trustor, Beneficiary has the absolute right and power, whether with or without cause, to remove Trustee and/or appoint one or more substitute Trustees to act in the place of Trustee or a substitute Trustee without any formality other than by a document executed by Beneficiary alone, without the joinder or approval of the Secured Parties or any other Person. Such appointment or removal need not be filed of record. Following an appointment of a substitute Trustee by Beneficiary, the substitute Trustee shall have all rights, powers, benefits, indemnities and authority herein granted to Trustee in this Deed of Trust.

        31. Option to Foreclose. (a) Upon the occurrence and during the continuance of any Event of Default hereunder, Beneficiary shall have the option and reserves the right to foreclose this Deed of Trust in the manner provided by law for the foreclosure of mortgages on real property.


        (b) After any foreclosure sale of all or any of the Trust Premises, Trustee or Beneficiary shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Trustee or Beneficiary shall apply the proceeds of the sale and any other sums that then may be held by Trustee or Beneficiary under this Deed of Trust as follows:

                FIRST, to the payment of the costs and expenses of such sale, including compensation to Trustee or to Beneficiary's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust, together with interest at the Default Interest Rate on all advances made by Beneficiary, including all taxes or assessments (except any taxes, assessments or other charges subject to which the Trust Premises shall have been sold) and the cost of removing any Permitted Encumbrance (except any Permitted Encumbrance subject to which the Trust Premises was sold);

                SECOND, to Beneficiary for the distribution to the Secured
              Parties for the satisfaction of the Indebtedness owed to the Secured Parties; and

                THIRD, to Trustor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Beneficiary shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Deed of Trust.

        32. Acknowledgement of Trustor. Trustor understands and acknowledges that (a) this document is a deed of trust and not a mortgage, and (b) the power of sale provided for in this deed of trust provides different rights and obligations to Trustor than a mortgage in the event of a default or breach of obligation.

        33. Release of Lien. (a) If Trustor shall have paid the Indebtedness and shall have kept and performed all of its obligations hereunder and under the Loan Documents and the Lenders' commitment to make Loans under the Credit Agreement has expired and no Letters of Credit are outstanding and the Issuing Bank's commitment to issue Letters of Credit has expired, then Beneficiary shall deliver to Trustor, at Trustor's expense, all such documents, in recordable form, that shall be reasonably necessary to release this Deed of Trust; otherwise, it shall remain in full force and effect. The release may be for the benefit of "the person or persons entitled thereto".

        (b) Upon any sale, transfer or other disposition of the Trust Premises or any part thereof that is permitted under the Credit Agreement, the Beneficiary shall, at the Trustor's expense, execute and deliver to the Trustor such documents as the Trustor shall reasonably request to evidence the release of the Trust Premises or any part thereof from the lien and security interest granted hereby; provided, however, that at the time of such request and such release, (i) no Event of Default shall have occurred and be continuing, (ii) the Trustor shall have delivered to the Beneficiary, at least ten Business Days prior to the date of the proposed release, a written request for release (describing the terms of the sale or transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Beneficiary and a certification by the Trustor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Beneficiary may reasonably request) and (iii) the proceeds of any such sale, transfer or other disposition are applied in accordance with the Credit Agreement.

        34. Notice. Any notice from Beneficiary or Trustee to Trustor hereunder shall be deemed to have been given by Beneficiary or Trustee and received by Trustor when mailed to Trustor by certified mail, personally delivered to Trustor, deposited with a bonded air courier service for express delivery to Trustor or telecopied to Trustor at the address stated above, to the attention of Bill Patterson, (if by telecopy to (816) 748-7100) or at such other address or telecopier number as Trustor may designate, in writing; provided that, service of a notice required by Tex. Property Code Section
51.002 shall be considered complete when the requirements of that statute are met. Any notice from

Trustor to Beneficiary or Trustee under this Deed of Trust shall be deemed to have been given by Trustor and received by Beneficiary or Trustee, as the case may be, when received by such person at its address stated above (and with respect to Beneficiary, to the attention of _____________) or at such other address as such person may have designated to Trustor.

        35. Governing Law; Severability; Usury. (a) This Deed of Trust shall be governed by and construed in accordance with the internal law of the State of Texas. In the event any provision or clause of this Deed of Trust conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust which can be given effect without the conflicting provisions and, to this end, the provisions of the Deed of Trust are declared to be severable.

        (b) The Secured Parties intend to contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Trustor and the Secured Parties whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Indebtedness or otherwise shall the amount paid or agreed to be paid to the Secured Parties for the use, forbearance or detention of the Indebtedness or for the performance or payment of any covenant or obligation contained herein or in any other instrument evidencing, securing or pertaining to the Indebtedness, exceed the maximum amount that may be lawfully charged under applicable law from time to time in effect (the "Maximum Rate"). If from any circumstances whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve exceeding the Maximum Rate, then, the terms of Section 11.09 of the Credit Agreement shall apply.

        36. Possession. Upon the occurrence of an Event of Default, the Beneficiary (either in person or by agent with or without bringing on any action or proceeding or by a receiver appointed by court and without regard to the adequacy of its security) is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Trust Premises, or any part thereof, and to take possession of the Trust Premises and of all books, records and accounts relating thereto and to exercise without interference from Trustor any and all rights which Trustor has with respect to the management, possession, operation, protection or preservation of the Trust Premises, including the right to engage a farm ranch or livestock management company to oversee daily activities, sell livestock, crops or other products produced on the Trust Premises, rent the Trust Premises for the account of Trustor and to deduct from such rents and any other income from the Trust Premises all costs, expenses and liabilities of every character incurred by the Beneficiary in collecting such rents and in managing, operating, maintaining, protecting or preserving the Trust Premises and to apply the remainder of such rents and any other income from the Trust Premises on the Indebtedness secured hereby in such manner as the Beneficiary may elect. All such costs, expenses and liabilities incurred by the Beneficiary in collecting such rents and in managing, operating, maintaining, protecting or preserving the Trust Premises, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Trustor and shall bear interest from the date of expenditure until paid at the Default Interest Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, the Beneficiary may invoke any and all legal remedies to dispossess Trustor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by the Beneficiary pursuant to this Section 36, the Beneficiary shall not be liable for any loss sustained by Trustor resulting from any failure to let the Trust Premises, or any part thereof, or from any other act or omission of the Beneficiary in managing the Trust Premises unless such loss is caused by the willful misconduct or gross negligence (BUT NOT THE NEGLIGENCE) of the Beneficiary, nor shall the Beneficiary be obligated to perform or discharge any obligation, duty or liability under any lease agreement covering the Trust Premises or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Trustor shall and does hereby agree to indemnify the Beneficiary for, and to hold the Beneficiary harmless from, any and all liability, loss or damage which may or might be incurred by the Beneficiary under any such lease agreement or under or by reason of this Deed of Trust or the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against the Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease agreement. Should the Beneficiary incur any such liability, the amount thereof, including costs, expenses and reasonable attorney's fees, shall be secured hereby and Trustor shall reimburse the Beneficiary therefor immediately upon demand. Nothing in this Section 36 shall impose any duty, obligation or responsibility upon the Beneficiary for the control, care, management or repair of the Trust Premises, nor for the carrying out of any of the terms and conditions of any such lease agreement; nor shall it operate to make the Beneficiary responsible or liable for any waste committed on the Trust Premises by the tenants or by any other parties or for any dangerous or defective condition of the Trust Premises, OR FOR ANY NEGLIGENCE IN THE MANAGEMENT, UPKEEP, REPAIR OR CONTROL OF THE TRUST PREMISES RESULTING IN LOSS OR INJURY OR DEATH TO ANY TENANT, LICENSEE, EMPLOYEE OR STRANGER. Trustor hereby assents to, ratifies and confirms any and all actions of the Beneficiary with respect to the Trust Premises taken under this Section 36.

        37. Liability and Indemnification of Trustee. TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by her hereunder, believed by her in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by her hereunder. Trustor will reimburse Trustee for, and indemnify and save her harmless against, any and all liability and expenses (including reasonable attorneys' fees) which may be incurred by her in the performance of her duties hereunder. The foregoing indemnity and other agreements shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

        38. Future Advances. This Deed of Trust is given to secure, among other things, the Loans and Letters of Credit and shall secure not only presently existing indebtedness in respect of the Loans and Letters of Credit, but also any and all other indebtedness which may hereafter be owing by Trustor in respect of future advances of the Loans and Letters of Credit, whether such advances are obligatory or to be made at the option of the Lenders or the Fronting Bank, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust. The lien of this Deed of Trust with respect to any future advances, modifications, extensions, and renewals referred to herein and made from time to time, shall have the same priority to which this Deed of Trust otherwise would be entitled as of the date this Deed of Trust is executed and recorded without regard to the fact that any such future advance, modification, extension, or renewal may occur after the Deed of Trust is executed.

        39. No Partnership. Notwithstanding anything to the contrary contained herein or otherwise (a) the relationship between the Trustor and the Beneficiary hereunder and otherwise shall be deemed, construed and treated by the Trustor and the Beneficiary for all purposes to be solely that of debtor/creditor; (b) the various consent, approval and other rights afforded to the Beneficiary under this Deed of Trust have been granted and designed solely to protect the value of the Trust Premises and to assure the Trustor's payment of the Indebtedness and all of such rights as are customarily granted lenders in a secured lending transactions; (c) the Trustor and the Beneficiary hereby expressly disclaim any sharing of liabilities, losses, costs or expenses with respect to the ownership or operation of all or any portion of the Trust Premises, or otherwise; and (d) the terms contained herein are not intended by the Trustor and the Beneficiary and shall not for any purpose be deemed, construed or treated by the Trustor and the Beneficiary so as (i) to create a partnership or joint venture between the Beneficiary and the Trustor or between the Beneficiary and any other party, or (ii) to cause the Beneficiary to be or become liable in any way for the debts and obligations of the Trustor (including, without limitation, any losses attributable to the Trustor's operation of the Trust Premises) or any other party.

        40. Section 26.02 Notice. IN ACCORDANCE WITH SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, THIS DEED OF TRUST AND THE OTHER DOCUMENTS EVIDENCING, SECURING OR PERTAINING TO ALL OR ANY PORTION OF THE INDEBTEDNESS AND OTHER SECURED OBLIGATIONS REPRESENT THE FINAL AGREEMENT BETWEEN THE TRUSTOR AND THE SECURED PARTIES AS TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN SUCH PARTIES.

        IN TESTIMONY WHEREOF, Trustor has executed this Deed of Trust the day and year first above written.


                                       PSF FINANCE L.P., a Delaware
                                       limited partnership,

                                         by     COLLINGS FARM, INC., a
                                                Missouri corporation,
                                                General Partner,

                                                by

                                                    __________________________

STATE OF NEW YORK,  )
                    ) ss.:
COUNTY OF NEW YORK, )


             This instrument was acknowledged before me on              , 1996
by                         of Collings Farms, Inc., a Missouri corporation, on
behalf of said corporation, acting in its capacity as general partner of PSF Finance L.P., a Delaware limited partnership.



                                   __________________________________
                                   Notary Public, State of New York



                                   __________________________________
                                             (printed name)



My commission expires:

______________________